SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 27, 2019.

For Certain MFS® Funds

Effective March 2, 2020, the following paragraph is added to the sub-section entitled "Exchange Privilege" under the sub-heading entitled "How to Exchange Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
You can exchange your Class R6 shares of the fund for shares of MFS Institutional International Equity Fund, if available, subject to the eligibility requirements for such shares, according to the terms of MFS Institutional International Equity Fund's prospectus.

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